                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):  June 26, 1996

                         Technology Solutions Company
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



  Delaware                        0-19433                    36-3584201
- ------------------------------------------------------------------------------
 (State or Other                (Commission              (I.R.S. Employer
   Jurisdiction                 File Number)            Identification No.)
  of Corporation)



                205 North Michigan Avenue, Chicago, IL          60601
- -----------------------------------------------------------------------------
               (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code:  (312) 228-4500

                                Not Applicable
- -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
- ------------------------------------------

     (c)  Exhibits


     1  Press release of the Company dated June 26, 1996.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 26, 1996             By: TECHNOLOGY SOLUTIONS COMPANY
                                     (Registrant)

                                 By:      /s/ Martin T. Johnson
                                       -----------------------------------------
                                       Martin T. Johnson
                                       Chief Financial and Accounting Officer

                                                               NEWS RELEASE

For further information, contact:
Tork Johnson, CFO
Andrea Stack, Investor Relations
Heidi Dethloff, Public Relations
Technology Solutions Company              Date:  June 26, 1996
312/228-4500                              For Release:  Immediate
web http://www.TechSol.com
________________________________________________________________________
                     TECHNOLOGY SOLUTIONS COMPANY ANNOUNCES
                      FOURTH QUARTER AND YEAR-END RESULTS

         FISCAL 1996 REVENUES UP 48% FROM LAST YEAR, NET INCOME UP 36%
          FOURTH QUARTER RECORD-BREAKING REVENUES, NET INCOME UP 100%

     CHICAGO  June 26, 1996 -- Technology Solutions Company (TSC) (NASDAQ:
TSCC) today announced year-end revenues of $97.6 million for the fiscal year ending May 31, 1996, up 48 percent from the $65.8 million of the prior year.

     TSC also closed a record fourth quarter with revenues of $28.1 million, up 43 percent over the $19.6 million recorded in the fourth quarter of fiscal 1995. Net income for the quarter doubled to $2.6 million from the $1.3 million recorded in fiscal 1995.

     "We've made extraordinary strides this year toward achieving our financial and strategic goals," said William H. Waltrip, TSC chairman of the board. "We've begun a successful international expansion, introduced new capabilities in electronic commerce and Baan packaged software implementation, made two strategic acquisitions, and brought to closure litigation lingering from our early years. Our momentum clearly shows in our financial results."

GROWTH IN REVENUES CONTINUES FOR NINTH STRAIGHT QUARTER
- --------------------------------------------------------
     With revenues of $28.1 million, TSC achieved the highest quarterly revenues in the company's history and the ninth straight quarter of increased revenues. Net income for fourth quarter fiscal 1996 was $2.6 million, up 100 percent compared to a year ago.
                                     -more-

Year-End Results/Add One

Fourth quarter 1996 marked the first quarter in which the employee retention program did not have an impact. This two-year program ended successfully in February 1996.

     Earnings per share for the fourth quarter were $0.24 on 11 million shares and equivalent shares outstanding. Operating income for fourth quarter fiscal 1996 was $3.6 million, up 154 percent from the year ago period.

     During the quarter, TSC managed 107 projects at 80 clients, including 10 new clients. The company also completed two acquisitions: Aspen Consultancy, a U.K.-based call center consulting firm, and McLaughlin & Associates, a Chicago area business strategy consulting firm.

FISCAL YEAR 1996 RESULTS
- ------------------------

     On revenues of $97.6 million, net income for fiscal 1996 was $6.5 million, excluding previously recorded special charges associated with the settlement of litigation in the second and third quarters of the year. Including these charges, net income was $4.6 million, compared to $3.4 million reported in fiscal 1995.

     Without the special charges, earnings per share were $0.63 on 10.8 million shares and equivalent shares outstanding. Including the charges, reported earnings per share for fiscal 1996 were $0.44 compared to $0.35 per share for the prior year.

     Operating income for fiscal 1996 was $8.2 million without the special charges. Including the charges, operating income for fiscal 1996 was $4.9 million compared to $2.8 million for the prior year.

     "Our strong operating performance shows the results of our strategic efforts," said John T. Kohler, president and chief executive officer. "We are building deep business and technology skills within our chosen market niches. And we're now positioned to offer our clients a one-stop solution for business strategy services and information technology consulting."

                                     -more-

Year-End Results/Add Two
     During the year, TSC served 94 clients, of whom 50 were new clients. Nine new clients were part of the company's international expansion program, which includes an already profitable Mexican subsidiary and new offices in London as part of TSC's European expansion. To support the expanded business base, the number of employees has increased to 622, up 47 percent from 423 at the close of fiscal year 1995, and more than 10 percent of TSC employees are now international employees. The number of vice president/project managers has grown to 72.

     After the close of the fiscal year, TSC announced a three-for-two stock split of its common stock, effecting a 50 percent stock dividend to be distributed on July 30, 1996, to shareholders of record as of the close of business on July 1, 1996. "It's been a rewarding year for all our stakeholders-- employees, clients, partners, and shareholders," said Kohler. "We hope to make fiscal 1997 just as eventful."

     Technology Solutions Company delivers business benefits through business and technology consulting services that help clients transform customer relationships and improve operations. TSC partners with clients in a wide range of industries and has earned recognition as a leader in client/server solutions for supply chain management, call center and customer service reengineering, electronic commerce, financial services, and the integration of packaged software. The company has headquarters in Chicago and offices in New York, Atlanta, Dallas, Philadelphia, Los Angeles, Mexico City, and London.





The forward-looking statements included in this news release, which reflect management's best judgment based on factors currently known, involve risks and uncertainties including the successful completion of client projects and the development of new consulting services and geographic markets, the successful integration of the operations of Aspen Consultancy and McLaughlin & Associates, and other risks detailed from time to time in the company's SEC reports, including the Report on Form 10-K for the year ended May 31, 1995, and the annual report to shareholders. Actual results may vary materially.

                                     # # #

                         TECHNOLOGY SOLUTIONS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                  For the Quarter Ended        For the Year Ended
                                         May 31,                      May 31,
                                  ---------------------      ----------------------
                                    1996         1995            1996         1995
                                  --------     --------      --------      --------
REVENUES:
 Professional fees............     $28,040      $19,609       $97,004       $65,704
 Software and hardware
  products....................          61           --           595           113
                                  --------      -------       -------       -------
                                    28,101       19,609        97,599        65,817
                                  --------      -------       -------       -------

COSTS AND  EXPENSES:
 Project personnel............      13,270        8,775        46,744        29,204
 Other project expenses.......       3,741        2,877        13,010         8,991
 Cost of products sold........          71           --           476           110
 Management and
  administrative support......       5,558        5,206        22,605        18,501
 Shareholder litigation
  settlement..................          --           --         2,345            --
 Company founders litigation
  settlement..................          --           --           944            --
 Former company executive
  settlements.................          --           --            --         1,590
 Incentive compensation.......       1,830        1,323         6,611         4,651
                                  --------      -------       -------       -------
                                    24,470       18,181        92,735        63,047
                                  --------      -------       -------       -------

OPERATING INCOME..............       3,631        1,428         4,864         2,770
                                  --------      -------       -------       -------

INVESTMENT INCOME.............         495          516         1,904         1,930
                                  --------      -------       -------       -------

INCOME BEFORE INCOME TAXES....       4,126        1,944         6,768         4,700

INCOME TAX PROVISION..........       1,518          632         2,194         1,333
                                  --------      -------       -------       -------

NET INCOME....................     $ 2,608      $ 1,312       $ 4,574       $ 3,367
                                  ========      =======       =======       =======

EARNINGS PER COMMON SHARE.....     $  0.24      $  0.14       $  0.44       $  0.35
                                  ========      =======       =======       =======

WEIGHTED AVERAGE NUMBER OF
 COMMON AND COMMON
 EQUIVALENT SHARES
 OUTSTANDING..................  10,999,973   10,280,638    10,761,351    10,741,647
                                ==========   ==========    ==========    ==========

Share Data as Adjusted For July 30, 1996 Three-for-Two Stock Split:
- -------------------------------------------------------------------

EARNINGS PER COMMON SHARE.....     $  0.16      $  0.09       $  0.30       $  0.24
                                   =======      =======       =======       =======

WEIGHTED AVERAGE NUMBER OF
 COMMON AND COMMON
 EQUIVALENT SHARES
 OUTSTANDING..................  16,499,960   15,420,957    16,142,027    16,112,471
                                ==========   ==========    ==========    ==========


                          TECHNOLOGY SOLUTIONS COMPANY
                          CONSOLIDATED BALANCE SHEETS
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                     ASSETS

                                           May 31,    May 31,
                                            1996       1995
                                          ---------  ---------
CURRENT ASSETS:
  Cash and cash equivalents.............  $ 12,990   $  7,595
  Marketable securities.................    11,580      9,714
  Receivables...........................    23,537     13,710
  Refundable income taxes...............     5,117      1,256
  Deferred income taxes.................     1,194      1,757
  Other current assets..................     6,166      3,813
                                          --------   --------
       Total current assets.............    60,584     37,845
COMPUTERS, FURNITURE AND EQUIPMENT, NET.     4,443      3,083
LONG-TERM INVESTMENTS...................    17,140     21,422
COST IN EXCESS OF NET ASSETS OF
 ACQUIRED BUSINESSES AND OTHER               3,079         --
 INTANGIBLES............................

LONG-TERM RECEIVABLES AND OTHER.........     4,191      2,872
                                          --------   --------
       Total assets.....................  $ 89,437   $ 65,222
                                          ========   ========
                     LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable......................  $  1,344   $    772
  Accrued compensation and related costs    11,621      8,932
  Accrued legal costs...................       953      1,640
  Capitalized lease obligations.........     2,616      1,750
  Deferred compensation.................     2,660         --
  Other current liabilities.............       214        402
                                          --------   --------
       Total current liabilities........    19,408     13,496
                                          --------   --------
STOCKHOLDERS' EQUITY:
  Preferred stock, $.01 par value;
   shares authorized -- 10,000,000......        __         __
  Common stock, $.01 par value; shares
   authorized -- 50,000,000.............       179        119
  Capital in excess of par value........    50,344     44,121
  Retained earnings.....................    35,983     31,409
  Unrealized holding loss...............      (642)      (853)
                                          --------   --------
                                            85,864     74,796
  Less: Treasury stock, at cost            (15,835)   (23,070)
                                          --------   --------
       Total stockholders' equity.......    70,029     51,726
                                          --------   --------
       Total liabilities and
        stockholders' equity............  $ 89,437   $ 65,222
                                          ========   ========
